VANGUARD
U.S. GROWTH FUND

[PHOTO]

Semiannual
Report
February 28, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients. Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                     [PHOTO]
                                    CONTENTS

                                  A Message to
                                Our Shareholders
                                        1

                                 The Markets in
                                   Perspective
                                        4

                                   Report From
                                   the Adviser
                                        6

                                  Fund Profile
                                        8

                               Performance Summary
                                       10

                              Financial Statements
                                       11

All comparative mutual fund data are from Lipper or Morningstar, unless otherwise noted.

FELLOW SHAREHOLDER,


[PHOTO]

JOHN J. BRENNAN               JOHN C.  BOGLE
Chairman & CEO                Senior Chairman

Vanguard U.S. Growth Fund earned a truly remarkable return of +32.6% during the first half of its 1999 fiscal year, as large growth companies led the stock market's rebound from the summer decline. During the six months ended February 28, 1999, our fund's return outpaced by a comfortable margin the returns of its average peer and of the unmanaged Standard & Poor's 500 Composite Stock Price Index.

--------------------------------------------------------------------------------
                                                                TOTAL RETURNS
                                                               SIX MONTHS ENDED
                                                              FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Vanguard U.S. Growth Fund                                           +32.6%
--------------------------------------------------------------------------------
Average Growth Fund                                                 +29.9%
--------------------------------------------------------------------------------
S&P 500 Index                                                       +30.3%
--------------------------------------------------------------------------------
S&P/BARRA Growth Index                                              +35.4%
--------------------------------------------------------------------------------

    The adjacent table presents the six-month total return earned by the fund, as well as the returns of the average growth mutual fund, the S&P 500 Index, and the index's growth component. The fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $30.36 per share on August 31, 1998, to $37.57 per share on February 28, 1999, with the latter figure adjusted for our annual dividend of $0.19 per share paid from net investment income and a distribution of $2.31 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

During the six months ended February 28, the U.S stock market staged a roaring recovery from the sharp--albeit brief--summer swoon that lopped off about 20% from the S&P 500 Index. In fact, the stock market's low point came on August 31, 1998, the start of the period covered by this report. Large-capitalization stocks, particularly technology and Internet issues, led the way, but many segments of the stock market enjoyed terrific gains.

    The U.S. economy provided a near-perfect setting for stocks, featuring strong growth, low interest rates, and hardly a hint of inflation. The economy expanded at an annualized rate of 6.1% during the final three months of 1998 and proved remarkably resistant to the currency and economic troubles that have roiled some international markets.

    During the first half of our fund's fiscal year, the S&P 500 Index averaged a gain of about +4.5% per month--a figure that takes into account the index's decline of -3.1% in February. Though on an absolute basis the half-year was a very rewarding one nearly across the board, the period was marked by significant differences in the performance of stocks, depending on their characteristics. Generally, large stocks outdistanced smaller stocks, and growth dominated value.

    Given its large-cap orientation, the S&P 500 Index's six-month return of +30.3% was more than 13 percentage points higher than the +16.8% return of the Russell 2000 Index, a broad measure of the small-cap market. Within the S&P 500, growth stocks returned +35.4%, while the index's value component earned +24.3%. The difference between growth and value was even more striking among smaller-cap stocks. The value component of the Russell 2000 Index returned +4.9% for the half-year, while the index's growth stocks booked a +29.3% gain.

    Among S&P 500 stocks, technology issues were the clear leaders for the half-year (+60%), but other sectors also recorded impressive gains, including utilities (+37%); consumer discretionary (+34%); health care (+30%); and financial services (+29%). Only the integrated-oils group (+8%), which has suffered from lower earnings and declining oil prices, failed to post a double-digit six-month return.

    The Wilshire 5000 Equity Index, a measure of the entire U.S. stock market, earned +29.4% for the period.

    Rising stock prices came in the face of falling bond prices as interest rates rose on balance during the six months. The yield of the 30-year U.S. Treasury bond, which had fallen to a low of 4.72% in early October, ended the period at 5.58%, up from 5.27% on August 31, 1998. The chief reason for the rise was the strength of the nation's economy, which raised concern about future inflation. As a result, returns for long-term bonds were negative for the six months, as price declines engendered by rising interest rates more than offset interest income earned during the period. The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, provided a +1.6% return for the half-year.

    The U.S. Growth Fund's six-month total return of +32.6% was nothing short of astounding. In fact, the fund packed the equivalent of about three years' worth of normal returns into a mere half-year. The fund's return was 2.7 percentage points better than that of the average growth mutual fund and 2.3 percentage points higher than that of the S&P 500 Index. However, the fund fell short of the +35.4% return of the S&P/BARRA Growth Index, a better measure of the large growth-oriented stocks that we emphasize.

    The dominance of growth stocks explains our margin over the S&P 500 Index, which contains both growth and value stocks. In the technology sector, our heavier weighting (23% of assets versus 16% for the index) and fine stock selection clearly set us apart from the index. Our excellent choices in the consumer-discretionary group, which mainly comprises retailing companies, also provided a significant boost. Our avoidance of the integrated-oils sector--the market laggard during the period--helped our relative performance, while our avoidance of utilities, a group that does not fit our growth mandate, was a slight negative, as the sector provided the second-highest return during the half-year despite rising interest rates. Of course, topping the return of the S&P 500 Index is not an easy task because the index is not burdened with operating expenses and transaction costs that "real world" mutual funds must incur.

    The primary reason we outperformed the average growth mutual fund is that the stocks we hold are, on average, much larger than those held by our average peer. The median market capitalization of your fund's holdings is about $102 billion, more than twice that of its average peer.

    This distinction, while helpful to our absolute and relative performance over the past several years, won't always work in our favor. When small- and mid-cap stocks rise up and take the market lead--as they inevitably will at some point--any fund that emphasizes large growth stocks will lose some of its luster.

    However, we're confident that Vanguard U.S. Growth Fund will continue to provide returns that are fully competitive with other large-cap growth funds. A key reason for our confidence is our low expenses, which run at an annual rate of about 0.40% of average net assets, more than a full percentage point less than the 1.44% charged by our average peer. As we've said many times, this cost advantage gives us a head start that is mighty difficult to overcome.

    We cannot overstate just how unusual it is for a fund to gain nearly +33% in just six months, let alone to do it after registering an average annual total return of +23.5% over its previous four full fiscal years. It's unreasonable to expect such a run to continue, and it's dangerous to base your financial plans on expectations that even approach these outsized numbers. Our caution is not based on any prediction that the market for large-cap stocks is about to turn, but rather on a sensible--and historically grounded--conclusion that the chances of sustaining such an extraordinary pace are nil.

IN SUMMARY

Over the past several years, the rewards of equity investing have been readily apparent, while the risks have been somewhat less obvious. However, last summer's broad-based slide provided a valuable reminder that stocks are capable of heading in a direction other than straight up. We have long believed that the best way to deal with this inescapable truth is to construct and maintain a balanced portfolio of stock funds, bond funds, and money market funds tailored to your objectives, time horizon, and tolerance for risk.

    For its part, Vanguard U.S. Growth Fund will continue to provide low-cost exposure to large, growth-oriented stocks--an integral part of a well-balanced investment program.

    We look forward to reporting to you on the full 1999 fiscal year six months hence.


/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

John C. Bogle                                          John J. Brennan
Senior Chairman                                        Chairman and
                                                       Chief Executive Officer

March 16, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED FEBRUARY 28, 1999

[PHOTO]

Most of the world's stock markets provided solid gains during the six months ended February 28, 1999, as they recovered from a sharp slide in midsummer 1998. Central banks in the United States, Europe, and Japan aided the rebound by easing monetary policy and lowering short-term interest rates.

    The United States stood out during the period both for the strength of its stock market recovery and for its remarkably robust economic performance--it was the only major economy where policymakers had to ponder whether growth was too rapid to prevent an inflationary surge. The world's second-largest economy, Japan, remained mired in recession, and most of Europe's developed economies were expanding weakly. Full-blown crises beset some key developing markets, including those of Brazil and Russia.

U.S. STOCK MARKETS

Reflecting the strength of the domestic economy and the confidence of investors in future corporate and economic prospects, the U.S. stock market advanced powerfully during the six months ended February 28.

    The overall stock market, as measured by the Wilshire 5000 Index, gained 29.4%. The S&P 500 Index, which is dominated by large-capitalization stocks, advanced an impressive 30.3% from its level on August 31 (the date that marked the end of the index's six-week summer descent, during which it fell by nearly 20%). The small-cap Russell 2000 Index gained 16.8%, but unlike the large-cap indexes, it did not regain all of the ground it had lost during the spring and summer of 1998.

-------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                               PERIODS ENDED FEBRUARY 28, 1999
                                              ---------------------------------
                                               6 MONTHS    1 YEAR    5 YEARS*
-------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                                 30.3%      19.7%      24.1%
   Russell 2000 Index                            16.8      -14.1        9.7
   Wilshire 5000 Index                           29.4       14.4       21.6
   MSCI EAFE Index                               14.0        5.2        7.2
-------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                    1.6%       6.3%       7.1%
   Lehman 10-Year Municipal Bond Index            2.8        6.3        6.9
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                    2.3        4.9        5.1
-------------------------------------------------------------------------------
OTHER
   Consumer Price Index                           0.7%       1.6%       2.3%
-------------------------------------------------------------------------------

*Annualized.

    Even though corporate earnings declined slightly during the final half of 1998, investors were apparently focused more on the future potential of the stock market than on current disappointments. A key factor in the market's rebound was a lessening of fears that the U.S. economy would be bogged down by economic and currency troubles that afflicted much of Asia, Russia, and Latin America. Encouraged by low unemployment (4.4% in February 1999) and higher wages (up 4% in 1998), U.S. consumers spent at a heroic pace during the period, helping the economy to expand at a rapid 6% annual pace in the October-December period. The Federal Reserve Board boosted the confidence of both consumers and investors with three separate quarter-percentage-point cuts in interest rates during autumn 1998.

    The stock market's rapid rise during the fiscal half-year was led by a surge in technology stocks, which gained an incredible 60%. The tech sector benefited from expectations that growth would continue to be strong among both consumers and the world's businesses. Optimism--many would say speculation--was especially evident in Internet stocks. With more computer users surfing the Internet, demand for telecommunications services is growing smartly, and telecom stocks led the utilities sector to a 37% rise during the half-year. The boom in consumer spending propelled stock prices of retailers and other members of the consumer-discretionary sector, which gained 34%.

    The market's laggards during the fiscal half-year were energy stocks and materials & processing companies such as chemical, paper, and metal manufacturers. These sectors have been badly hurt in recent years by declining commodity prices. Integrated-oil companies rose a relatively meager 8% during the period, while oil-service and exploration companies and materials & processing stocks were up about 11%.

U.S. BOND MARKETS

Interest rates traced a V pattern during the six months ended February 28. Early in the period, interest rates fell, especially for U.S. Treasury bonds, as investors flocked to the perceived safety of Treasuries. The yield of the 30-year Treasury bond began the period at 5.27% but quickly fell to a low of 4.72% on October 5. However, as prices of stocks and riskier bonds rebounded from their summertime lows, prices of Treasury bonds began to fall and their yields began to rise. By February 28, the yield on the 30-year Treasury was at 5.58%, up 31 basis points (0.31 percentage point) from its starting point. The Lehman Aggregate Bond Index, which is a proxy for the U.S. taxable bond market and has an intermediate-term average maturity, returned only 1.6% during the half-year, as its income return of about 3.0% was partially offset by a -1.4% price decline.

    Short-term interest rates, which are most directly affected by Federal Reserve policy changes, declined on balance during the period, although their moves also traced a V. Yields on 3-month Treasury bills began the half-year at 4.83% but fell as low as 3.62% in mid-October. By February 28, the 3-month T-bill was yielding 4.67%, 16 basis points below the rate prevailing when the period began.

INTERNATIONAL STOCK MARKETS

International stock markets, heartened by Wall Street's strong rally and nourished by looser monetary policy, rallied during the half-year. The dollar's weakening against other currencies, especially the Japanese yen, boosted returns for U.S. investors.

    For a change, gains were smaller in Europe's developed markets than in Asia and emerging markets. Overall, the EAFE Index gained 14.0% in U.S. dollars. European stocks, which account for about 70% of the index, rose on average by about 10%. In the Pacific region, which is dominated by Japan, stocks rose 24% in dollar terms, recouping some of the steep losses suffered during the fiscal year ended August 31, 1998. Emerging-market stocks, which suffered severe losses in the previous two fiscal years, gained nearly 28% in U.S.-dollar terms, as measured by the MSCI Select Emerging Markets Free Index.

    Monetary authorities in Japan, where the economy was in recession, and in Europe, where growth was lackluster on average, lowered interest rates in an attempt to spur economic activity. Also, an increase in corporate restructuring and merger activity helped to boost stock prices in Japan and Europe. In some emerging markets where currency and stock values had plummeted in 1997 and 1998, gains during the first half of our fiscal year were spectacular: about 95% in Thailand, 92% in South Korea, 55% in Indonesia, and 43% in Mexico.

REPORT FROM THE ADVISER

[PHOTO]

Anomalies abounded during the first half of Vanguard U.S. Growth Fund's fiscal year.

    On the positive side, the fund enjoyed an extraordinary 32.6% return for the six months ended February 28, 1999. The period's starting point, August 31, was the bottom of last year's brief but bitter 20% decline in the stock market, providing a depressed base from which to measure the subsequent recovery. As noted in the Message to Shareholders, beginning on page 1, your fund edged out the returns of both the S&P 500 Index and the average growth mutual fund.

    The less-good news about our performance was that the fund's return lagged those of several indexes of large-cap growth stocks. The source of these outstanding growth-index returns was a small group of equities--mostly technology companies along with some retailers--with absolutely astounding performances. Investors who didn't own big commitments in most of these special stocks came up short in comparison with the growth-stock indexes. We plead guilty to having diversified a bit more than was most desirable for the period. Happily, we were less broadly diversified than the great majority of growth mutual funds, which at least partly explains the enviable position of the U.S. Growth Fund versus its peers in three-, five-, and ten-year rankings of growth mutual funds.


----------------------------------------------------------------
                      TEN LARGEST HOLDINGS
----------------------------------------------------------------
                                                  PERCENTAGE
COMPANY                                         OF NET ASSETS
----------------------------------------------------------------
 1. Microsoft Corp.                                 5.1%
 2. General Electric Co.                            4.9
 3. Merck & Co., Inc.                               4.7
 4. Intel Corp.                                     4.7
 5. Cisco Systems, Inc.                             4.6
 6. Procter & Gamble Co.                            3.8
 7. Pfizer, Inc.                                    3.4
 8. Lucent Technologies, Inc.                       2.4
 9. The Coca-Cola Co.                               2.4
10. Wal-Mart Stores, Inc.                           2.3
----------------------------------------------------------------
Total                                              38.3%
----------------------------------------------------------------

    During the first half of our fiscal year, there were only modest changes in the fund's industry diversification. Our tech-stock position rose 3 percentage points, and both consumer nondurables and cyclical growth were trimmed by 3 points. These modest shifts were partly due to transactions and partly to changes in market valuations.

    The table above lists the largest holdings of your fund. There were only two changes among the top ten, with Wal-Mart and Lucent joining the group and Bristol-Myers Squibb and Monsanto leaving it. These ten large commitments represent about 38% of the fund's assets, the same proportion accounted for by our top ten six months ago. The fund ended the period with 80 holdings, 3 more than on August 31. Important new commitments included IBM, Pharmacia & Upjohn, Associates First Capital, Nokia, and MBNA. Eliminations of positions included Carnival, Disney, Motorola, DuPont, and Northern Telecom.

    With respect to Lincoln Capital Management's strategy, we remain consistent both in our emphasis on large-cap growth stocks and in our practice of generally avoiding significant bets on industry sectors. Our portfolio is created at the initiative of our experienced research analysts, whose work has uncovered a wider-than-usual range of attractive companies. This explains the fund's increased number of holdings. We intend to remain essentially fully invested in stocks.

David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager
Lincoln Capital Management Company

March 8, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies that sell at reasonable prices in relation to expected earnings and to valuations in the broad stock market.

FUND PROFILE
U.S. GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of February 28, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
---------------------------------------------------
                         U.S. GROWTH       S&P 500
---------------------------------------------------
Number of Stocks                  80           500
Median Market Cap            $101.9B        $60.1B
Price/Earnings Ratio           39.0x         28.1x
Price/Book Ratio                9.3x          4.9x
Yield                           0.6%          1.3%
Return on Equity               28.0%         22.4%
Earnings Growth Rate           23.4%         17.0%
Foreign Holdings                2.4%          1.4%
Turnover Rate                   45%*            --
Expense Ratio                 0.40%*            --
Cash Reserves                   3.8%            --

*Annualized.



INVESTMENT FOCUS
---------------------------------------------------
[GRAPH]




VOLATILITY MEASURES
---------------------------------------------------
                         U.S. GROWTH       S&P 500
---------------------------------------------------
R-Squared                       0.94          1.00
Beta                            1.02          1.00



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------
Microsoft Corp.                            5.1%
General Electric Co.                       4.9
Merck & Co., Inc.                          4.7
Intel Corp.                                4.7
Cisco Systems, Inc.                        4.6
Procter & Gamble Co.                       3.8
Pfizer, Inc.                               3.4
Lucent Technologies, Inc.                  2.4
The Coca-Cola Co.                          2.4
Wal-Mart Stores, Inc.                      2.3
---------------------------------------------------
Top Ten                                   38.3%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------------
                                                 FEBRUARY 28, 1998           FEBRUARY 28, 1999
                                            --------------------------------------------------------
                                                    U.S. GROWTH         U.S. GROWTH         S&P 500
                                            --------------------------------------------------------
Auto & Transportation                                   0.0%                0.0%              2.6%
Consumer Discretionary                                  9.8                11.9              12.5
Consumer Staples                                       19.3                15.8               9.0
Financial Services                                     11.8                12.0              16.7
Health Care                                            23.1                22.9              12.6
Integrated Oils                                         0.0                 0.0               4.7
Other Energy                                            0.5                 0.0               0.9
Materials & Processing                                 10.3                 1.3               3.6
Producer Durables                                       0.9                 2.4               3.2
Technology                                             19.4                24.8              16.9
Utilities                                               0.0                 0.0              11.9
Other                                                   4.9                 8.9               5.4
----------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock investments.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
U.S. GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 31, 1978-FEBRUARY 28, 1999
--------------------------------------------------
                U.S. GROWTH FUND         S&P 500
FISCAL   CAPITAL   INCOME      TOTAL      TOTAL
YEAR     RETURN    RETURN     RETURN     RETURN
--------------------------------------------------
1979      10.5%      2.7%      13.2%      11.6%
1980      11.9       3.7       15.6       18.2
1981       8.5       3.2       11.7        5.4
1982      -4.8       3.5       -1.3        3.2
1983      51.3       4.2       55.5       44.0
1984       0.9       1.9        2.8        6.1
1985      16.4       3.7       20.1       18.3
1986      23.6       3.0       26.6       39.1
1987      15.1       2.7       17.8       34.5
1988     -23.5       1.9      -21.6      -17.8
1989      39.6       1.1       40.7       39.2
1990       3.7       1.3        5.0       -5.0
1991      31.9       2.4       34.3       26.9
1992       7.5       1.3        8.8        7.9
1993       0.5       1.2        1.7       15.2
1994       5.5       1.5        7.0        5.5
1995      21.3       1.5       22.8       21.4
1996      23.5       1.8       25.3       18.7
1997      31.1       1.4       32.5       40.6
1998      12.9       1.1       14.0        8.1
1999*     31.9       0.7       32.6       30.3
-------------------------------------------------

*Six months ended February 28, 1999.

See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
---------------------------------------------------------------------------------------------------------
                                                                                       10 Years
                                          INCEPTION                          ----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
U.S. Growth Fund                          1/6/1959    39.98%     26.16%      19.77%      1.43%    21.20%
---------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
FEBRUARY 28, 1999 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
 U.S. Growth Fund                                 SHARES            (000)
---------------------------------------------------------------------------
COMMON STOCKS (96.1%)
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY (11.4%)
- Abercrombie & Fitch Co.                        800,000      $    60,800
  Avon Products, Inc.                          1,200,000           49,950
- Bed Bath & Beyond, Inc.                      1,400,000           41,212
- Costco Cos., Inc.                            1,500,000          120,469
  Dayton Hudson Corp.                            700,000           43,794
  Gillette Co.                                 4,200,000          225,225
  Home Depot, Inc.                             1,900,000          113,406
  Lowe's Cos., Inc.                            1,600,000           94,900
  Mattel, Inc.                                 2,100,000           55,387
  May Department Stores Co.                      500,000           29,625
  McDonald's Corp.                             1,500,000          127,500
- Fred Meyer Inc.                              1,500,000           96,375
- Mirage Resorts, Inc.                         1,850,000           36,075
  TJX Cos., Inc.                               2,100,000           59,981
  Time Warner, Inc.                            2,800,000          180,600
  Wal-Mart Stores, Inc.                        3,900,000          336,863
                                                            ---------------
                                                                1,672,162
                                                            ---------------

CONSUMER STAPLES (15.2%)
  CVS Corp.                                    5,700,000          302,100
  Campbell Soup Co.                              400,000           16,075
  The Coca-Cola Co.                            5,400,000          345,263
  Coca-Cola Enterprises, Inc.                  1,300,000           40,300
  Colgate-Palmolive Co.                        2,200,000          186,725
  General Mills, Inc.                          1,400,000          112,962
- The Kroger Co.                                 500,000           32,344
  PepsiCo, Inc.                                4,000,000          150,500
  Philip Morris Cos., Inc.                     6,000,000          234,750
  Procter & Gamble Co.                         6,200,000          554,900
  The Quaker Oats Co.                            700,000           38,237
  Rite Aid Corp.                               1,461,000           60,449
- Safeway, Inc.                                  800,000           46,200
  Unilever NV ADR                              1,300,000           94,169
                                                            ---------------
                                                                2,214,974
                                                            ---------------

FINANCIAL SERVICES (11.6%)
  American International
    Group, Inc.                                2,500,000          284,844
  Associates First Capital Corp.               2,900,000          117,812
  Automatic Data
    Processing, Inc.                           5,100,000          202,725
  Capital One Financial Corp.                    192,000           24,504
  The Chase Manhattan Corp.                    3,300,000          262,763
  Fannie Mae                                   1,200,000           84,000
  First Data Corp.                             1,900,000           72,675
  Household International, Inc.                3,608,300          146,587
  MBNA Corp.                                   4,600,000          111,550
  Paychex, Inc.                                2,626,800          111,311
  U.S. Bancorp                                 2,750,000           88,859
  Wells Fargo Co.                              5,000,000          183,750
                                                            ---------------
                                                                1,691,380
                                                            ---------------

HEALTH CARE (22.0%)
- ALZA Corp.                                   2,900,000          152,069
  American Home Products Corp.                 4,087,200          243,188
- Amgen, Inc.                                  1,600,000          199,800
  Astra AB ADR                                   800,000           15,850
  Bristol-Myers Squibb Co.                     2,300,000          289,656
  Cardinal Health, Inc.                        1,400,000          101,063
  Johnson & Johnson                            2,400,000          204,900
  Eli Lilly & Co.                              1,400,000          132,563
  Medtronic, Inc.                                700,000           49,437
  Merck & Co., Inc.                            8,400,000          686,700
  Pharmacia & Upjohn, Inc.                     2,300,000          125,350
  Pfizer, Inc.                                 3,800,000          501,363

---------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
 U.S. Growth Fund                                 SHARES            (000)
---------------------------------------------------------------------------
- Quintiles Transnational Corp.                1,700,000     $     73,312
  Schering-Plough Corp.                        4,300,000          240,531
  Warner-Lambert Co.                           2,200,000          151,937
  Zeneca Group PLC ADR                         1,100,000           45,169
                                                            ---------------
                                                                3,212,888
                                                            ---------------

MATERIALS & PROCESSING (1.2%)
- W.R. Grace & Co.                             2,600,000           34,937
- Sealed Air Corp.                             1,400,000           71,050
  Sealed Air Corp. Pfd.                        1,400,000           72,100
                                                            ---------------
                                                                  178,087
                                                            ---------------

PRODUCER DURABLES (2.3%)
  Nokia Corp. A ADR                            1,300,000          176,313
  Xerox Corp.                                  3,000,000          165,562
                                                            ---------------
                                                                  341,875
                                                            ---------------

TECHNOLOGY (23.8%)
- BMC Software, Inc.                           1,500,000           61,312
- Cisco Systems, Inc.                          6,900,000          674,906
  Compaq Computer Corp.                        5,350,000          188,587
- Dell Computer Corp.                          3,700,000          296,463
- EMC Corp.                                      800,000           81,900
  Intel Corp.                                  5,700,000          683,644
  International Business
    Machines Corp.                             1,300,000          221,000
- Learning Co., Inc.                           1,500,000           43,594
  Linear Technology Corp.                        600,000           26,287
  Lucent Technologies, Inc.                    3,400,000          345,313
- Maxim Integrated
    Products, Inc.                               600,000           25,012
- Microsoft Corp.                              5,000,000          750,625
- 3Com Corp.                                   2,500,000           78,594
                                                            ---------------
                                                                3,477,237
                                                            ---------------

OTHER (8.6%)
  General Electric Co.                         7,100,000          712,219
  Illinois Tool Works, Inc.                    1,900,000          130,625
  Monsanto Co.                                 5,000,000          227,813
  Tyco International Ltd.                      2,500,000          186,094
                                                            ---------------
                                                                1,256,751
                                                            ---------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $8,635,806)                                            14,045,354
---------------------------------------------------------------------------
                                                   FACE            MARKET
                                                  AMOUNT           VALUE*
                                                   (000)            (000)
---------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.8%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.78%, 3/1/1999
  (COST $550,954)                               $550,954      $   550,954
---------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (COST $9,186,760)                                            14,596,308
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
---------------------------------------------------------------------------
Other Assets--Note C                                              168,339
Liabilities                                                      (158,466)
                                                            ---------------
                                                                    9,873
---------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------
Applicable to 388,748,554 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                           $14,606,181
===========================================================================

NET ASSET VALUE PER SHARE                                          $37.57
===========================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.

---------------------------------------------------------------------------
AT FEBRUARY 28, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
                                                  AMOUNT              PER
                                                   (000)            SHARE
---------------------------------------------------------------------------
 Paid in Capital                            $  8,965,611           $23.06
 Undistributed Net
   Investment Income                               8,986              .02
 Accumulated Net
   Realized Gains                                222,036              .57
 Unrealized Appreciation--
   Note F                                      5,409,548            13.92
---------------------------------------------------------------------------
NET ASSETS                                   $14,606,181           $37.57
===========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------------------------
                                                                                       U.S. GROWTH FUND
                                                                     SIX MONTHS ENDED FEBRUARY 28, 1999
                                                                                                  (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

INCOME
    Dividends                                                                              $     49,677
    Interest                                                                                     11,443
    Security Lending                                                                                 29
                                                                                           -------------
       Total Income                                                                              61,149
                                                                                           -------------
EXPENSES
    Investment Advisory Fees--Note B                                                              7,384
    The Vanguard Group--Note C
       Management and Administrative                                                             15,722
       Marketing and Distribution                                                                 1,221
    Custodian Fees                                                                                   12
    Auditing Fees                                                                                     7
    Shareholders' Reports                                                                           274
    Trustees' Fees and Expenses                                                                      10
                                                                                           -------------
       Total Expenses                                                                            24,630
       Expenses Paid Indirectly--Note D                                                            (880)
                                                                                           -------------
       Net Expenses                                                                              23,750
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            37,399
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                 221,817
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                     2,970,080
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $3,229,296
========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------
                                                                                U.S. GROWTH FUND
                                                                        -------------------------------
                                                                           SIX MONTHS              YEAR
                                                                                ENDED             ENDED
                                                                        FEB. 28, 1999     AUG. 31, 1998
                                                                                (000)             (000)
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                 $    37,399        $   62,038
    Realized Net Gain                                                         221,817           854,804
    Change in Unrealized Appreciation (Depreciation)                        2,970,080            (6,955)
       Net Increase in Net Assets Resulting from Operations                 3,229,296           909,887
DISTRIBUTIONS
    Net Investment Income                                                     (63,672)          (72,786)
    Realized Capital Gain                                                    (774,122)         (239,928)
       Total Distributions                                                   (837,794)         (312,714)
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                  2,994,937         2,986,205
    Issued in Lieu of Cash Distributions                                      811,799           303,001
    Redeemed                                                               (1,178,751)       (1,744,938)
       Net Increase from Capital Share Transactions                         2,627,985         1,544,268
-------------------------------------------------------------------------------------------------------
    Total Increase                                                          5,019,487         2,141,441
-------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                     9,586,694         7,445,253
    End of Period                                                         $14,606,181        $9,586,694
=======================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                     82,986            92,058
    Issued in Lieu of Cash Distributions                                       23,254            10,884
    Redeemed                                                                  (33,246)          (55,595)
       Net Increase in Shares Outstanding                                      72,994            47,347
=======================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           U.S. GROWTH FUND
                                                                                        YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                     SIX MONTHS ENDED       ----------------------------------------------------------------
THROUGHOUT EACH PERIOD                         FEB. 28, 1999           1998         1997          1996          1995         1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 30.36      $   27.74    $   22.62     $   18.83      $  15.52    $   14.71
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                .10            .21          .27           .26           .25          .20
    Net Realized and Unrealized Gain (Loss)
       on Investments                                   9.61           3.57         6.73          4.39          3.24          .82
       Total from Investment Operations                 9.71           3.78         7.00          4.65          3.49         1.02
DISTRIBUTIONS
    Dividends from Net Investment Income                (.19)          (.27)        (.26)         (.29)        (.18)        (.21)
    Distributions from Realized Capital Gains          (2.31)          (.89)       (1.62)         (.57)           --           --
       Total Distributions                             (2.50)         (1.16)       (1.88)         (.86)        (.18)        (.21)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $ 37.57      $   30.36    $   27.74     $   22.62     $   18.83    $   15.52
==================================================================================================================================

TOTAL RETURN                                           32.61%        14.01%       32.50%        25.28%        22.75%        6.98%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)             $14,606         $9,587       $7,445        $4,544        $2,989       $1,963
    Ratio of Total Expenses to
       Average Net Assets                             0.40%*          0.41%        0.42%         0.43%         0.47%        0.52%
    Ratio of Net Investment Income to
       Average Net Assets                             0.60%*          0.69%        1.13%         1.32%         1.59%        1.30%
    Portfolio Turnover Rate                             45%*            48%          35%           44%           32%          47%
==================================================================================================================================

*Annualized.




NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lincoln Capital Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended February 28, 1999, the advisory fee represented an effective annual rate of 0.12% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 1999, the fund had contributed capital of $2,465,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.5% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses.The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by $870,000 and $10,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended February 28, 1999, the fund purchased $4,067,015,000 of investment securities and sold $2,711,307,000 of investment securities other than temporary cash investments.

F. At February 28, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,409,548,000, consisting of unrealized gains of $5,440,969,000 on securities that had risen in value since their purchase and $31,421,000 in unrealized losses on securities that had fallen in value since their purchase.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

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and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q232-04/13/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

VANGUARD INTERNATIONAL
GROWTH FUND

SEMIANNUAL
REPORT

FEBRUARY 28, 1999

[THE VANGUARD GROUP]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        3

                                   REPORT FROM
                                   THE ADVISER
                                        5

                               PERFORMANCE SUMMARY
                                        7

                                  FUND PROFILE
                                        8

                              FINANCIAL STATEMENTS
                                       11

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]              [PHOTO]

John J. Brennan      John C.  Bogle
Chairman & CEO       Senior Chairman


Most of the world's stock markets were on the rise during the six months ended February 28, 1999, the first half of the fiscal year for Vanguard International Growth Fund. In this generally rewarding environment, the fund earned a robust +12.6% return, bouncing back from a -3.0% decline registered during fiscal year 1998.

                                        Total Returns
                                       Six Months Ended
                                      February 28, 1999
Vanguard International Growth Fund          +12.6%
-------------------------------------------------------
Average International Fund                  +10.2%
MSCI EAFE Index                             +14.0%
-------------------------------------------------------

The table at right presents the six-month total returns (capital change plus reinvested dividends) for the fund and its comparative standards--the average international stock fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Your fund's return exceeded that of its average peer by 2.4 percentage points, but trailed the performance of its benchmark index by 1.4 points.


       The fund's return is based on an increase in net asset value from $16.57 per share on August 31, 1998, to $18.27 per share on February 28, 1999, with the latter figure adjusted for a dividend of $0.22 per share paid from net investment income and a distribution of $0.16 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

During the six months ended February 28, most major foreign stock markets rebounded nicely from steep declines suffered in a global slump during the summer of 1998. The performance of local markets varied considerably, as often happens. Japan turned in a modest performance, but U.S. investors benefited from a decline in the value of the U.S. dollar relative to the yen. Brazil, the largest country in Latin America, was struck by the devaluation of its currency, the real. Asia, excluding Japan, appeared to be recovering slowly from its own currency troubles, which date to 1997. European bourses, which generally fared well, were affected by several factors: a continuing movement toward corporate restructuring, a wave of mergers and acquisitions, and a series of interest rate cuts.

       Advances in the United Kingdom, Italy, and France each exceeded +9% for the six-month period in U.S. dollar terms. The gains were even higher in local currency terms, but were diminished by a general rise in the relative value of the U.S. dollar. A stronger dollar reduces returns from international investments for U.S. investors; conversely, when the dollar declines, these returns are enhanced. For U.S. investors in international stocks, the risk of currency fluctuations is added to the normal risks of investing in common stocks.

       The New Year's Day advent of the euro--the common currency for eleven European nations--seemed initially to boost the spirits of investors in European stocks, though the relative value of the euro sagged after a strong start. The euro eliminates exchange-rate fluctuations within these countries, but--as with any other international currency--its value versus the U.S. dollar will affect the returns received by U.S. investors.

       The United States, meanwhile, provided a near-perfect setting for stocks, as evidenced by the +29.4% gain in the Wilshire 5000 Equity Index. The U.S. market enjoyed strong employment, low interest rates, and hardly a hint of inflation--a combination that fostered a "torrid pace" of economic growth, in the words of Federal Reserve Chairman Alan Greenspan.

       As we noted, the +12.6% return of Vanguard International Growth Fund topped that of our average peer but fell short of the +14.0% return of the EAFE Index. Our margin over the average competitor can be explained, in part, by our heavier weighting in Japan (13%, versus 10% for the average international mutual fund). In local currency terms, the Japanese market gained only nominal ground for the six months. But the yen appreciated smartly, turning the market's modest return into a gain of nearly +22% in U.S. dollar terms. Our significantly lower costs helped our relative performance, too. The International Growth Fund's expense ratio is 0.61% of average net assets. The average international stock fund charges 1.66%.

       The slight gap in performance between the fund and its unmanaged benchmark can be traced, in part, to the cautious approach of our investment adviser, Schroder Capital Management International, toward Japan. At the end of the fiscal half-year, 13% of the fund's net assets were invested in Japanese stocks, as stated. In contrast, Japan accounted for about 21% of the EAFE Index.

       The fund's shortfall versus the index can also be tied to its underweighted position in the United Kingdom (less than 16% at the end of the period, versus roughly 23% for the EAFE Index). Shares traded in London advanced +13.3% in U.S. dollar terms between September and February. Finally, the fund's cash reserves--which equaled more than 10% of net assets early in the fiscal half-year--dampened performance relative to the EAFE Index, which as a theoretical construct holds no cash. Cash reserves were reduced to roughly 4% by the period's end.

IN SUMMARY

We have noted many times that the returns from international markets often diverge from those of the U.S. market. But while the divergence has worked in favor of U.S. stocks during most of the 1990s, we assure you it will not always be so. Returns from foreign markets have topped those of the U.S. market in the past--witness the dominance of Japan during the 1980s--and will at times in the future.

       Thus, our message remains unchanged. For investors who understand the additional risks, international investing can play an important role in a balanced portfolio of U.S. stock funds, bond funds, and money market funds. Investors who maintain such a portfolio--tailored to their objectives, time horizon, and temperament for risk--are better able to withstand the unpredictable movements in securities prices and currency values and are better prepared to stay the course with their investment programs.

       We look forward to reporting to you on Vanguard International Growth Fund's full 1999 fiscal year six months hence.

/s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN

John C. Bogle                                            John J. Brennan
Senior Chairman                                          Chairman and
                                                         Chief Executive Officer
March 17, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED FEBRUARY 28, 1999

[PHOTO]

Most of the world's stock markets provided solid gains during the six months ended February 28, 1999, as they recovered from a sharp slide in midsummer 1998. Central banks in the United States, Europe, and Japan aided the rebound by easing monetary policy and lowering short-term interest rates.

       The United States stood out during the period both for the strength of its stock market recovery and for its remarkably robust economic performance--it was the only major economy where policymakers had to ponder whether growth was too rapid to prevent an inflationary surge. The world's second-largest economy, Japan, remained mired in recession, and most of Europe's developed economies were expanding weakly. Full-blown crises beset some key developing markets, including those of Brazil and Russia.

U.S. STOCK MARKETS

Reflecting the strength of the domestic economy and the confidence of investors in future corporate and economic prospects, the U.S. stock market advanced powerfully during the six months ended February 28.

       The overall stock market, as measured by the Wilshire 5000 Index, gained 29.4%. The S&P 500 Index, which is dominated by large-capitalization stocks, advanced an impressive 30.3% from its level on August 31 (the date that marked the end of the index's six-week summer descent, during which it fell by nearly 20%). The small-cap Russell 2000 Index gained 16.8%, but unlike the large-cap indexes, it did not regain all of the ground it had lost during the spring and summer of 1998.

---------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                          PERIODS ENDED FEBRUARY 28, 1999
                                          ---------------------------------
                                          6 MONTHS       1 YEAR    5 YEARS*
---------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             30.3%        19.7%       24.1%
   Russell 2000 Index                        16.8        -14.1         9.7
   Wilshire 5000 Index                       29.4         14.4        21.6
   MSCI EAFE Index                           14.0          5.2         7.2
---------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                1.6%         6.3%        7.1%
   Lehman 10-Year Municipal Bond Index        2.8          6.3         6.9
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.3          4.9         5.1
---------------------------------------------------------------------------
OTHER
   Consumer Price Index                       0.7%         1.6%        2.3%
---------------------------------------------------------------------------

*Annualized.

       Even though corporate earnings declined slightly during the final half of 1998, investors were apparently focused more on the future potential of the stock market than on current disappointments. A key factor in the market's rebound was a lessening of fears that the U.S. economy would be bogged down by economic and currency troubles that afflicted much of Asia, Russia, and Latin America. Encouraged by low unemployment (4.4% in February 1999) and higher wages (up 4% in 1998), U.S. consumers spent at a heroic pace during the period, helping the economy to expand at a rapid 6% annual pace in the October-December period. The Federal Reserve Board boosted the confidence of both consumers and investors with three separate quarter-percentage-point cuts in interest rates during autumn 1998.

       The stock market's rapid rise during the fiscal half-year was led by a surge in technology stocks, which gained an incredible 60%. The tech sector benefited from expectations that growth would continue to be strong among both consumers and the world's businesses. Optimism--many would say speculation--was especially evident in Internet stocks. With more computer users surfing the Internet, demand for telecommunications services is growing smartly, and telecom stocks led the utilities sector to a 37% rise during the half-year. The boom in consumer spending propelled stock prices of retailers and other members of the consumer-discretionary sector, which gained 34%.

       The market's laggards during the fiscal half-year were energy stocks and materials & processing companies such as chemical, paper, and metal manufacturers. These sectors have been badly hurt in recent years by declining commodity prices. Integrated-oil companies rose a relatively meager 8% during the period, while oil-service and exploration companies and materials & processing stocks were up about 11%.

U.S. BOND MARKETS

Interest rates traced a V pattern during the six months ended February 28. Early in the period, interest rates fell, especially for U.S. Treasury bonds, as investors flocked to the perceived safety of Treasuries. The yield of the 30-year Treasury bond began the period at 5.27% but quickly fell to a low of 4.72% on October 5. However, as prices of stocks and riskier bonds rebounded from their summertime lows, prices of Treasury bonds began to fall and their yields began to rise. By February 28, the yield on the 30-year Treasury was at 5.58%, up 31 basis points (0.31 percentage point) from its starting point. The Lehman Aggregate Bond Index, which is a proxy for the U.S. taxable bond market and has an intermediate-term average maturity, returned only 1.6% during the half-year, as its income return of about 3.0% was partially offset by a -1.4% price decline.

       Short-term interest rates, which are most directly affected by Federal Reserve policy changes, declined on balance during the period, although their moves also traced a V. Yields on 3-month Treasury bills began the half-year at 4.83% but fell as low as 3.62% in mid-October. By February 28, the 3-month T-bill was yielding 4.67%, 16 basis points below the rate prevailing when the period began.

INTERNATIONAL STOCK MARKETS

International stock markets, heartened by Wall Street's strong rally and nourished by looser monetary policy, rallied during the half-year. The dollar's weakening against other currencies, especially the Japanese yen, boosted returns for U.S. investors.

       For a change, gains were smaller in Europe's developed markets than in Asia and emerging markets. Overall, the EAFE Index gained 14.0% in U.S. dollars. European stocks, which account for about 70% of the index, rose on average by about 10%. In the Pacific region, which is dominated by Japan, stocks rose 24% in dollar terms, recouping some of the steep losses suffered during the fiscal year ended August 31, 1998. Emerging-market stocks, which suffered severe losses in the previous two fiscal years, gained nearly 28% in U.S.-dollar terms, as measured by the MSCI Select Emerging Markets Free Index.

       Monetary authorities in Japan, where the economy was in recession, and in Europe, where growth was lackluster on average, lowered interest rates in an attempt to spur economic activity. Also, an increase in corporate restructuring and merger activity helped to boost stock prices in Japan and Europe. In some emerging markets where currency and stock values had plummeted in 1997 and 1998, gains during the first half of our fiscal year were spectacular: about 95% in Thailand, 92% in South Korea, 55% in Indonesia, and 43% in Mexico.

REPORT FROM THE ADVISER

[PHOTO]

Vanguard International Growth Fund rose 12.6% during the six months ended February 28, 1999, the first half of our fiscal year. This was 2.4 percentage points ahead of the return of the average international equity mutual fund, but
1.4 points behind the unmanaged EAFE Index.

       Behind this rather comforting result lie a far from serene six months. The period saw a liquidity crisis for a large U.S. hedge fund, the subsequent dramatic easing of monetary policy by the developed world's central banks, the apparent panic among speculators to repurchase tens of trillions of Japanese yen borrowed to finance investment activities outside of Japan, the troubled launch of the euro, and, finally--the latest chapter in the emerging-markets crisis--the devaluation of Brazil's currency by more than 40%.

       Little did I realize, when I reported to you in September that we would pursue a cautious short-term policy, that so much would transpire. In fact, the rout of the speculators started in Hong Kong during the last few days of August, when the government there decided to drive up the market, inflicting stinging losses on those who were speculating on further declines. In retrospect, this brave but risky action was a major turning point, and the Hong Kong government has made an immense (unrealized) profit.

       Your fund is a diversified portfolio investing in non-U.S. stocks, and was never overly exposed to any of these dramatic events during the half-year. Indeed, the significant easing of monetary policy, by the U.S. Federal Reserve Board in particular and the European and Japanese central banks to a lesser degree, has reinvigorated equity markets; in January the fund's net asset value reached a new all-time high, slightly exceeding the previous peak in July 1998.

       Continental Europe remains the fund's largest commitment by far, with 61% of fund assets invested there. Cyclically, the major European countries are well placed for economic expansion; we expect that growth in 1999 will be only briefly slowed by the Asian and Russian economic crises, and that normal growth will resume in 2000. The single-currency zone, the Eurozone, was launched as planned at the beginning of 1999. As a consequence, 11 countries now operate with identical monetary policy and a single currency, the euro. Teething problems have occurred, but these will moderate; indeed, the first problem, namely, interference with the new, independent European Central Bank by the German finance minister, has been resolved by the latter's resignation.

       As expected, the Eurozone has acted as a catalyst to corporate consolidations. Of the 49 European companies in which the fund owns shares, 20 are or have recently been involved in significant mergers or acquisitions. Half of these 20 consolidations are with other European companies, 7 are within a single country, and 3 are intercontinental. We are confident that this trend will continue, which is one reason European stocks remain attractive despite being in the fifth year of a bull market.

       Interest rates have been sharply reduced in the United Kingdom during the past five months, greatly increasing the attractiveness of investing there. We raised the fund's U.K. exposure to 15% by the end of February, and plan to further increase it in coming months. In particular, we like companies that will benefit from increased consumer spending; half of the fund's U.K. investments fit this description.

       Japan's situation is difficult to interpret. Our basic policy there has not changed in the past six months, except for a temporary hedge put in place to protect the fund in case the yen should weaken against the U.S. dollar. Recently, Japan's economy appears to have stabilized, but it is by no means certain that this marks the start of a sustainable recovery. Severe price discounting and other incentive schemes have stimulated consumption, but households' disposable income is falling (employment and wages are both weak), and we expect precautionary savings to start rising again. Our investments in Japan are limited to a small number of world-class companies based there. We are watching closely to determine whether a more optimistic view is justified. A complicating factor is the buoyant reaction of investors to recent announcements by several companies of plans to restructure to cut costs. Such plans tend to induce imitators who are not as determined to deliver on their cost-cutting targets. Many have set five-year cost-reduction targets that demand little action in the early years, so it is possible to be deceived.

       Finally, 6% of the International Growth Fund is invested in smaller Asian countries and in Latin America. Over half of this amount is focused on three countries that we believe have good foundations: South Korea, Mexico, and Singapore. But each remains vulnerable to global demand; in addition, South Korea is vulnerable to any significant fall in the Japanese yen, which would undermine the competitiveness of Korean companies relative to rivals in Japan. The deterioration of China's economy has made us leery of rebuilding our position in Hong Kong. Similarly, there are considerable risks in Brazil, and, although some stocks are extremely cheap, we are waiting for a better outlook.

       If this letter ends on a cautious note, that is appropriate. The fund will remain focused where I believe sensible investments can be made. I hope that, in so doing, I capture the most rewarding opportunities for you.

Richard Foulkes
Schroder Capital Management International

March 11, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.

PERFORMANCE SUMMARY
INTERNATIONAL GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1981-FEBRUARY 28, 1999
--------------------------------------------------------------

          INTERNATIONAL GROWTH FUND          MSCI EAFE
FISCAL     CAPITAL    INCOME       TOTAL       TOTAL
YEAR       RETURN     RETURN      RETURN       RETURN
------------------------------------------------------
1982        -5.7%       0.0%        -5.7%        -4.7%
1983        57.1        4.3         61.4         31.0
1984         5.7        1.6          7.3         14.7
1985        15.7        2.1         17.8         32.3
1986        96.4        2.5         98.9        103.7
1987        31.2        0.8         32.0         46.0
1988       -10.8        0.9         -9.9         -6.2
1989        22.7        1.8         24.5         22.4
1990         4.0        1.2          5.2        -11.8
1991        -6.8        1.7         -5.1         -0.3
1992        -0.4        1.9          1.5          0.4
1993        18.4        2.7         21.1         27.1
1994        19.5        0.9         20.4         11.1
1995         2.4        1.4          3.8          0.8
1996        11.3        1.4         12.7          8.2
1997        14.5        1.3         15.8          9.4
1998        -4.2        1.2         -3.0          0.1
1999*       11.2        1.4         12.6         14.0
------------------------------------------------------

*Six months ended February 28, 1999.

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998*
---------------------------------------------------------------------------------------------------------
                                                                                      10 Years
                                    INCEPTION                            --------------------------------
                                       DATE        1 YEAR      5 YEARS     CAPITAL     INCOME      TOTAL
---------------------------------------------------------------------------------------------------------
International Growth Fund           9/30/1981      16.93%      10.07%       8.20%       1.54%       9.74%
---------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
INTERNATIONAL GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of February 28, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS

----------------------------------------------------------
                             INTERNATIONAL            MSCI
                                    GROWTH            EAFE
----------------------------------------------------------
Number of Stocks                       128           1,025
Turnover Rate                           26%*            --
Expense Ratio                         0.61%*            --
Cash Reserves                          3.6%             --

*Annualized.

VOLATILITY MEASURES
----------------------------------------------------------
                             INTERNATIONAL            MSCI
                                    GROWTH            EAFE
----------------------------------------------------------
R-Squared                             0.93            1.00
Beta                                  1.01            1.00


[PIE CHART]

FUND ALLOCATION
----------------------------------------------------------
EMERGING MARKETS %
PACIFIC %
EUROPE %

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Novartis AG (Registered)                           5.2%
ING Groep NV                                       4.0
Endesa SA                                          4.0
Fuji Photo Film Co., Ltd.                          3.2
Vivendi                                            2.9
Suez Lyonnaise des Eaux                            2.8
Mannesmann AG                                      2.7
UBS AG                                             2.6
Telecom Italia SpA                                 2.5
Philips Electronics NV                             2.4
-------------------------------------------------------
Top Ten                                           32.3%

Country Diversification (% of Common Stocks) can be found on page 10.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FUND ALLOCATION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------------------
                                                          FEBRUARY 28, 1998               FEBRUARY 28, 1999
------------------------------------------------------------------------------------------------------------------
                                                            INTERNATIONAL           INTERNATIONAL             MSCI
                                                                 GROWTH                GROWTH                 EAFE
------------------------------------------------------------------------------------------------------------------
Argentina                                                         0.3%                   0.2%                 0.0%
Australia                                                         1.9                    1.7                  2.7
Austria                                                           0.5                    0.0                  0.3
Belgium                                                           0.0                    0.7                  1.8
Brazil                                                            1.3                    0.6                  0.0
Chile                                                             0.3                    0.1                  0.0
Denmark                                                           0.9                    0.8                  0.8
Finland                                                           0.0                    0.0                  1.7
France                                                           10.0                   13.0                  9.3
Germany                                                           7.4                    7.3                 10.1
Hong Kong                                                         5.0                    0.6                  2.0
Indonesia                                                         0.1                    0.0                  0.0
Ireland                                                           0.4                    1.5                  0.5
Italy                                                             3.3                    9.5                  5.0
Japan                                                            20.5                   13.5                 21.1
Malaysia                                                          1.5                    0.5                  0.0
Mexico                                                            1.3                    0.9                  0.0
Netherlands                                                      12.5                   11.4                  6.1
New Zealand                                                       0.0                    0.0                  0.2
Norway                                                            0.0                    0.0                  0.4
Philippines                                                       0.9                    0.7                  0.0
Portugal                                                          0.0                    0.0                  0.7
Singapore                                                         1.5                    1.1                  0.7
South Korea                                                       0.7                    1.5                  0.0
Spain                                                             1.2                    4.1                  3.3
Sweden                                                            2.0                    3.1                  2.8
Switzerland                                                      14.1                   11.4                  7.8
Thailand                                                          0.1                    0.0                  0.0
United Kingdom                                                   12.3                   15.8                 22.7
------------------------------------------------------------------------------------------------------------------
Total                                                           100.0%                 100.0%               100.0%

FINANCIAL STATEMENTS
FEBRUARY 28, 1999 (UNAUDITED)
[PHOTO]
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
INTERNATIONAL GROWTH FUND          SHARES           (000)
---------------------------------------------------------
COMMON STOCKS (96.4%)
---------------------------------------------------------
ARGENTINA (0.2%)
   YPF SA ADR                        500,000    $  14,500
                                               ----------

AUSTRALIA (1.6%)
   Telstra Corp. Ltd.              8,488,800       43,306
   Westpac Banking Corp., Ltd.    11,717,700       77,466
                                               ----------
                                                  120,772
                                               ----------

BELGIUM (0.7%)
   Algemene Maatschappij voor
    Nijverheidskredit NV             289,956       22,423
-  Fortis AG-CVG                      81,662          385
   Fortis (B)                        734,958       26,745
   Fortis (B) STRIP VVPR Shares      734,958            8
                                               ----------
                                                   49,561
                                               ----------

BRAZIL (0.6%)
-  Telecomunicacoes Brasileiras
    SA ADR Pfd.                      210,000       13,558
-  Telecomunicacoes
    Brasileiras SA
    Pfd. Receipts                192,500,000       12,468
   Telecomunicacoes de
    Sao Paulo SA Pfd.            156,120,000       14,582
                                               ----------
                                                   40,608
                                               ----------

CHILE (0.1%)
   Chilectra SA ADR                  250,000        4,875
                                               ----------

DENMARK (0.7%)
   Den Danske Bank A/S               506,000       56,035
                                               ----------

FRANCE (12.6%)
   Accor SA                          160,000       37,234
   Alcatel                           758,000       81,542
   Axa                               490,000       63,900
   Bouygues SA                       236,500       58,801
   Canal Plus SA                     218,000       68,105
   Compagnie des Gaz de Petrole
    Primagaz SA                       88,516        7,093
   Elf Aquitaine SA                1,402,000      146,204
   Suez Lyonnaise des Eaux         1,030,000      205,890
   Total SA B Shares                 552,000       57,564
   Vivendi                           814,600      212,372
-  Vivendi Warrants 2/5/2001         580,500        1,631
                                               ----------
                                                  940,336
                                               ----------

GERMANY (7.1%)
   Allianz AG                        243,000       73,648
   Bayerische Hypo-und
    Vereinsbank AG                   650,500       36,846
   Friederich Grohe AG Pfd.           18,747        4,713
   Hoechst AG                      1,800,000       84,864
   Mannesmann AG                   1,500,000      201,375
   RWE AG                            429,000       18,696
   SAP AG Pfd.                       105,600       39,876
   Veba AG                           907,000       48,387
   Viag AG                            37,000       19,751
                                               ----------
                                                  528,156
                                               ----------

HONG KONG (0.6%)
   Mandarin Oriental
    International Ltd.             3,311,369        1,606
   SmarTone
    Telecommunications Ltd.        2,000,000        5,408

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
INTERNATIONAL GROWTH FUND          SHARES           (000)
---------------------------------------------------------
   Sun Hung Kai Properties Ltd.    1,000,000    $   6,808
   Swire Pacific Ltd. A Shares     6,704,000       27,429
                                               ----------
                                                   41,251
                                               ----------

IRELAND (1.4%)
   Bank of Ireland PLC             1,558,598       32,250
-  Elan Corp. PLC ADR                971,000       74,464
                                               ----------
                                                  106,714
                                               ----------

ITALY (9.1%)
   Assicurazioni Generali SpA      3,947,600      152,533
-  Banca di Roma                  60,797,000       88,094
   Ente Nazionale
    Idrocarburi SpA                5,026,645       28,969
-  Olivetti SpA                   40,150,000      123,405
   Telecom Italia Mobile SpA      15,000,000      100,770
   Telecom Italia SpA             17,915,000      188,592
                                               ----------
                                                  682,363
                                               ----------

JAPAN (13.0%)
   Chiyoda Fire & Marine
    Insurance Co., Ltd.            2,220,000        7,671
   Dowa Fire & Marine
    Insurance Co.                  2,221,000        7,207
   East Japan Railway Co.              5,900       35,504
   Fuji Photo Film Co., Ltd.       6,423,000      236,024
   Hirose Electric Co., Ltd.         315,000       21,372
   Keyence Corp.                     143,000       16,849
   Kuraray Co., Ltd.               1,900,000       18,688
   Mabuchi Motor Co.                 731,000       49,165
   Matsushita Electric Industrial
    Co., Ltd.                      4,403,000       73,662
   Mitsui Fudosan Co., Ltd.        2,632,000       21,096
   Murata Manufacturing Co., Ltd.  3,112,000      140,060
   Nippon Fire & Marine
    Insurance Co., Ltd.            2,000,000        6,169
   Nippon Television Network          65,820       18,612
   Omron Corp.                     1,513,000       16,450
   SMC Corp.                         646,500       52,309
   Showa Shell Sekiyu K.K.         1,173,000        6,169
   Sumitomo Corp.                  6,300,000       31,646
   Takeda Chemical Industries Ltd. 4,216,000      144,975
   Tokyo Electron Ltd.               293,000       13,335
   Toppan Printing Co., Ltd.       3,146,000       36,829
   Yasuda Fire & Marine
    Insurance Co.                  4,370,000       19,815
                                               ----------
                                                  973,607
                                               ----------

MALAYSIA (0.5%)
   Genting Bhd.                    5,422,000        9,874
   Telekom Malaysia Bhd.           6,529,500       11,203
   Tenaga Nasional Bhd.           12,891,000       17,098
                                               ----------
                                                   38,175
                                               ----------

MEXICO (0.9%)
   Cemex SA de CV (CPO)            3,208,161        9,244
-  Grupo Televisa SA GDR             440,000       12,375
   Telefonos de Mexico SA
    Class L ADR                      790,000       45,178
                                               ----------
                                                   66,797
                                               ----------

NETHERLANDS (11.0%)
-  Baan Co. NV                     2,019,610       19,287
-  Equant NV                         154,700       11,157
-  Getronics NV                    2,306,479      100,641
   Heineken NV                     2,066,999      108,003
   ING Groep NV                    5,353,000      299,679
   Oce NV                          2,016,245       56,106
   Philips Electronics NV          2,562,000      178,583
   Verenigde Nederlandse
    Uitgeversbedrijven
    Verenigd Bezit                 1,270,000       52,209
                                               ----------
                                                  825,665
                                               ----------

PHILIPPINES (0.6%)
   Ayala Land, Inc.               65,869,591       19,448
   Manila Electric Co.             2,571,430        7,988
   Philippine Long Distance
    Telephone Co.                    868,500       20,180
                                               ----------
                                                   47,616
                                               ----------

SINGAPORE (1.0%)
   City Developments Ltd.          4,111,000       17,189
   Development Bank of
    Singapore Ltd. (Foreign)         340,000        2,468
   Singapore Press Holdings Ltd.   2,885,486       32,842
   United Overseas Bank Ltd.
    (Foreign)                      4,184,000       24,540
                                               ----------
                                                   77,039
                                               ----------

SOUTH KOREA (1.5%)
-  Korea Electric Power Corp.      1,880,050       44,408
   SK Telecom Co.                     15,562       11,868
-  Samsung Electronics Co., Ltd.     654,717       46,127
-  Samsung Electronics Co., Ltd.
    GDR 1/2 Non-Voting Stock         275,931        3,914
   Samsung Electronics Co., Ltd.
    GDR 1/2 Voting Stock              69,784        2,894
                                               ----------
                                                  109,211
                                               ----------

SPAIN (4.0%)
Endesa SA                         11,181,600      296,299
                                               ----------

SWEDEN (3.0%)
   LM Ericsson Telephone AB
    B Shares                       3,201,000       84,586
   Skandia Forsakrings AB          3,510,000       64,327
   Svenska Handelsbanken AB
    A Shares                       2,200,000       77,691
                                               ----------
                                                  226,604
                                               ----------

SWITZERLAND (11.0%)
   ABB AG (Bearer)                    48,800       59,608
   Adecco SA (Bearer)                 33,255       17,442
   Alusuisse-Lonza Group AG
    (Registered)                      17,000       18,900
   Nestle SA (Registered)             18,000       33,974
   Novartis AG (Registered)          220,500      386,809
   Roche Holdings AG
    (Dividend-Right Certificates)      9,300      117,769
-  UBS AG                            614,000      191,099
                                               ----------
                                                  825,601
                                               ----------

UNITED KINGDOM (15.2%)
   Airtours PLC                    3,813,100       29,260
-  Allied Zurich PLC               7,000,000      103,337
   Asda Group PLC                 17,503,000       43,602
   BP Amoco PLC                    7,130,641      101,553
   Bass PLC                          700,000        9,711
   Boots Co., PLC                    585,000        9,395

-------------------------------------------------------------
                                                       MARKET
                                                       VALUE*
                                       SHARES            (000)
--------------------------------------------------------------
   British Aerospace PLC              10,253,580    $  65,130
   British Airways PLC                 3,660,000       27,015
   British Land Co., PLC               3,620,000       29,837
   British Sky Broadcasting
    Group PLC                          2,214,610       20,338
   British Telecommunications
    PLC                                4,798,000       83,090
   Cable and Wireless PLC              5,589,000       76,419
   EMI Group PLC                       4,670,915       34,477
-  Garban PLC                            316,100        1,393
   Glaxo Wellcome PLC                  5,400,710      172,260
   Granada Group PLC                     366,448        7,388
   Great Universal Stores PLC            737,000        9,386
   LucasVarity PLC                    10,300,000       46,779
   Marks & Spencer PLC                   783,000        5,265
   Reckitt & Colman PLC                1,184,000       15,753
   Rolls-Royce PLC                    17,396,000       76,011
   Scottish & Newcastle PLC            5,250,000       57,738
   Tarmac PLC                          2,936,000        5,056
   Tesco PLC                          27,675,000       78,474
   United News & Media PLC             3,161,000       32,637
                                                   -----------
                                                    1,141,304
                                                   -----------
--------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $5,460,403)                                7,213,089
-------------------------------------------------------------
                                            FACE       MARKET
                                          AMOUNT       VALUE*
                                           (000)         (000)
--------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (18.5%)
--------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.78%, 3/1/1999                   $   349,705      349,705
   4.80%, 3/1/1999--Note G             1,037,259    1,037,259
--------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $1,386,964)                                1,386,964
--------------------------------------------------------------
TOTAL INVESTMENTS (114.9%)
   (Cost $6,847,367)                                8,600,053
--------------------------------------------------------------

OTHER ASSETS AND LIABILITIES (-14.9%)
Other Assets--Note C                                  142,752
Security Lending Collateral Payable
   to Brokers--Note G                              (1,037,259)
Other Liabilities                                    (220,438)
                                                  ------------
                                                   (1,114,945)
--------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------
Applicable to 409,654,934 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                       $7,485,108
==============================================================

NET ASSET VALUE PER SHARE                              $18.27
==============================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

---------------------------------------------------------
 AT FEBRUARY 28, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
---------------------------------------------------------
 Paid in Capital                  $5,730,733       $13.99
 Overdistributed Net
   Investment Income--Note E            (676)          --
 Accumulated Net
   Realized Losses--Note E            (1,524)          --
 Unrealized Appreciation--
   Note F
   Investment Securities           1,752,686         4.27
   Foreign Currencies and
     Forward Currency Contracts        3,889          .01
---------------------------------------------------------
 NET ASSETS                       $7,485,108       $18.27
=========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                               INTERNATIONAL GROWTH FUND
                                                                                      SIX MONTHS ENDED FEBRUARY 28, 1999
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                                 $  20,620
    Interest                                                                                                      14,805
    Security Lending                                                                                               1,221
                                                                                                            -------------
        Total Income                                                                                              36,646
                                                                                                            -------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                  4,863
        Performance Adjustment                                                                                       856
    The Vanguard Group--Note C
        Management and Administrative                                                                             13,439
        Marketing and Distribution                                                                                   967
    Custodian Fees                                                                                                 1,934
    Auditing Fees                                                                                                      6
    Shareholders' Reports                                                                                            243
    Trustees' Fees And Expenses                                                                                        7
                                                                                                            -------------
        Total Expenses                                                                                            22,315
        Expenses Paid Indirectly--Note D                                                                            (923)
                                                                                                            -------------
        Net Expenses                                                                                              21,392
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             15,254
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                    35,216
    Foreign Currencies                                                                                              (102)
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                 35,114
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                        797,900
    Foreign Currencies and Forward Currency Contracts                                                              3,295
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                 801,195
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $851,563
=========================================================================================================================

*Dividends are net of foreign withholding taxes of $3,992,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                             INTERNATIONAL GROWTH FUND
                                                                                      -----------------------------------
                                                                                         SIX MONTHS                 YEAR
                                                                                              ENDED                ENDED
                                                                                      FEB. 28, 1999        AUG. 31, 1998
                                                                                              (000)                (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $     15,254         $   101,730
    Realized Net Gain                                                                         35,114              35,938
    Change in Unrealized Appreciation (Depreciation)                                         801,195            (374,412)
                                                                                       ----------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                      851,563            (236,744)
                                                                                       ----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (89,037)            (83,884)
    Realized Capital Gain                                                                    (64,754)           (207,713)
                                                                                       ----------------------------------
        Total Distributions                                                                 (153,791)           (291,597)
                                                                                       ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                 1,598,480           2,903,443
    Issued in Lieu of Cash Distributions                                                     138,650             263,660
    Redeemed                                                                              (1,770,243)         (2,907,065)
                                                                                       ----------------------------------
        Net Increase (Decrease) from Capital Share Transactions                              (33,113)            260,038
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                                664,659            (268,303)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                    6,820,449           7,088,752
    End of Period                                                                         $7,485,108          $6,820,449
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    89,501             161,215
    Issued in Lieu of Cash Distributions                                                       7,665              16,489
    Redeemed                                                                                 (99,124)           (163,081)
                                                                                       ----------------------------------
        Net Increase (Decrease) in Shares Outstanding                                         (1,958)             14,623
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------
                                                                            INTERNATIONAL GROWTH FUND
                                                                               YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED      ----------------------------------------------------------
THROUGHOUT EACH PERIOD                  FEB. 28, 1999         1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $16.57       $17.86       $16.13       $14.70       $14.36       $12.02
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                         .04          .25          .19          .19          .20          .14
    Net Realized and Unrealized Gain (Loss)
        on Investments                           2.04         (.81)        2.28         1.65          .32         2.31
-----------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations         2.08         (.56)        2.47         1.84          .52         2.45
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income         (.22)        (.21)        (.19)        (.20)        (.18)        (.11)
    Distributions from Realized Capital Gains    (.16)        (.52)        (.55)        (.21)          --           --
-----------------------------------------------------------------------------------------------------------------------
        Total Distributions                      (.38)        (.73)        (.74)        (.41)        (.18)        (.11)
=======================================================================================================================
NET ASSET VALUE, END OF PERIOD                 $18.27       $16.57       $17.86       $16.13       $14.70       $14.36
=======================================================================================================================

TOTAL RETURN                                    12.58%       -2.99%       15.84%       12.72%        3.76%       20.44%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)       $7,485      $6,820        $7,089       $4,997       $3,354       $2,989
    Ratio of Total Expenses to
        Average Net Assets                       0.61%*      0.59%         0.57%        0.56%        0.59%        0.46%
    Ratio of Net Investment Income to
        Average Net Assets                       0.42%*      1.39%        1.26%         1.35%        1.53%        1.37%
    Portfolio Turnover Rate                        26%*        37%          22%           22%          31%          28%
========================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

      Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

      Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

      4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Capital Management International provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended February 28, 1999, the advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $856,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 1999, the fund had contributed capital of $1,288,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.8% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain fund trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 1999, directed brokerage and custodian fee offset arrangements reduced the fund's expenses by $920,000 and $3,000, respectively. The total expense reduction represented an effective annual rate of 0.03% of the fund's average net assets.

E. During the six months ended February 28, 1999, the fund purchased $1,158,519,000 of investment securities and sold $860,651,000 of investment securities other than temporary cash investments.

      During the six months ended February 28, 1999, the fund realized net foreign currency losses of $102,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

F. At February 28, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,752,686,000, consisting of unrealized gains of $2,062,430,000 on securities that had risen in value since their purchase and $309,744,000 in unrealized losses on securities that had fallen in value since their purchase.

      At February 28, 1999, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

----------------------------------------------------------------------------------------------------
                                                                (000)
                                   -----------------------------------------------------------------
                                        Contract Amount
                                   -----------------------                                  Net
                                    Foreign       U.S.        Market Value in            Unrealized
Contract Settlement Date            Currency     Dollars        U.S. Dollars            Appreciation
----------------------------------------------------------------------------------------------------
Deliver:
 5/18/1999              JPY         71,351,555   $611,983          $607,536               $4,447
----------------------------------------------------------------------------------------------------

JPY--Japanese Yen.

      The fund had net unrealized foreign currency losses of $558,000 resulting from the translation of other assets and liabilities at February 28, 1999.

G. The market value of securities on loan to broker/dealers at February 28, 1999, was $959,646,000, for which the fund held cash collateral of $1,037,259,000. Cash collateral received is invested in repurchase agreements.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]
                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [PHOTO]
                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [PHOTO]
                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482



FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q812-04/15/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.